EXHIBIT 99.12

                               AVOCENT CORPORATION

                           2005 EQUITY INCENTIVE PLAN

                    NOTICE OF GRANT OF RESTRICTED STOCK UNITS


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

     Name: _______________________

     You have been granted _________ Restricted Stock Units. Each such Unit is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this award. None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

     Date of Grant                               ___________________, 2006

     Expiration Date:                            ___________________, 2006

     Vesting Schedule:                           [Insert Vesting Schedule]

     You acknowledge and agree that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company's right to terminate your relationship as a Service Provider at any time, with or without cause.

     You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

By your signature and the signature of the Company's representative below prior to the Expiration Date, you and the Company agree that this Notice of Grant, the form of Restricted Stock Unit Agreement attached as Exhibit A hereto and the 2005 Equity Incentive Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

GRANTEE:                                    AVOCENT CORPORATION

-------------------------------             ------------------------------------
Signature                                   By

--------------------------------            ------------------------------------
Print Name                                  Title

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                                                                       EXHIBIT A
                                                                       ---------

                               AVOCENT CORPORATION

                           2005 EQUITY INCENTIVE PLAN

                         RESTRICTED STOCK UNIT AGREEMENT

     1. Grant. The Company hereby grants to the Employee an award of Restricted Stock Units ("RSUs"), as set forth in the Notice of Grant of Restricted Stock Units and subject to the terms and conditions in this Agreement and the Company's 2005 Equity Incentive Plan (the "Plan"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.

     2. Company's Obligation. Each RSU represents the right to receive a Share on the vesting date. Unless and until the RSUs vest, the Employee will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

     3. Vesting Schedule. Subject to paragraph 4, the RSUs awarded by this Agreement will vest in the Employee according to the vesting schedule specified in the Notice of Grant [for the Company's Senior Officers: which shall include accelerated vesting of all RSU's awarded by this Agreement to the same extent and on the same terms and conditions that the vesting of any stock options awards granted to Employee is accelerated under the terms of any agreement (including any employment or option agreement or amendment) between Employee and the Company (or any of its Subsidiaries)].

     4. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company.

     5. Payment after Vesting. Any RSUs that vest in accordance with paragraph 3 will be paid to the Employee (or in the event of the Employee's death, to his or her estate) solely in Shares; provided that to the extent determined appropriate by the Administrator, the minimum statutorily required federal, state and local withholding taxes with respect to such RSUs will be paid by reducing the number of vested RSUs actually paid to the Employee.

     6. Payments after Death. Any distribution or delivery to be made to the Employee under this Agreement will, if the Employee is then deceased, be made to the administrator or executor of the Employee's estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

     7. Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or Employee's broker.

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     8. No Effect on Employment. The Employee's employment with the Company and its Subsidiaries is on an at-will basis only. Accordingly, the terms of the Employee's employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Employee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause or notice.

     9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 4991 Corporate Drive, Huntsville, AL 35805, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

     10. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

     11. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

     12. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Employee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

     13. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

     14. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Employee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

     [For the Company's Senior Officers: 15. Stock Ownership Guidelines. Employee understands and acknowledges that this Agreement and the right to receive Shares under this RSU Award is subject to the terms and conditions of the Avocent Corporation Restricted Stock, Performance Shares, and Stock Ownership General Guidelines as in effect from time to time and as construed by the Administrator.]

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                               AVOCENT CORPORATION

                           2005 EQUITY INCENTIVE PLAN

                      NOTICE OF GRANT OF PERFORMANCE SHARES

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

     Name: _______________________

     You have been granted _________ Performance Shares. Each such Share is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this award. None of the Performance Shares will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

     Date of Grant                          ___________________, 2006

     Expiration Date:                       ___________________, 2006

     Vesting Schedule:                      [Insert Vesting Schedule]

     You acknowledge and agree that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company's right to terminate your relationship as a Service Provider at any time, with or without cause.

     You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

By your signature and the signature of the Company's representative below prior to the Expiration Date, you and the Company agree that this Notice of Grant, the form of Performance Share Agreement attached as Exhibit A hereto and the 2005 Equity Incentive Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

GRANTEE:                                    AVOCENT CORPORATION

-------------------------------             ------------------------------------
Signature                                   By

--------------------------------            ------------------------------------
Print Name                                  Title

                                                                       EXHIBIT A
                                                                       ---------


                               AVOCENT CORPORATION

                           2005 EQUITY INCENTIVE PLAN

                           PERFORMANCE SHARE AGREEMENT

     1. Grant. The Company hereby grants to the Employee an award of Performance Shares, as set forth in the Notice of Grant of Performance Shares and subject to the terms and conditions in this Agreement and the Company's 2005 Equity Incentive Plan (the "Plan"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Share Agreement.

     2. Company's Obligation. Each Performance Share represents the right to receive a Share on the vesting date. Unless and until the Performance Shares vest, the Employee will have no right to receive Shares under such Performance Share. Prior to actual distribution of Shares pursuant to any vested Performance Shares, such Performance Shares will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

     3. Vesting Schedule. Subject to paragraph 4, the Performance Shares awarded by this Agreement will vest in the Employee according to the vesting schedule specified in the Notice of Grant [for the Company's Senior Officers: which shall include accelerated vesting of all Performance Shares awarded by this Agreement to the same extent and on the same terms and conditions that the vesting of any stock options awards granted to Employee is accelerated under the terms of any agreement (including any employment or option agreement or amendment) between Employee and the Company (or any of its Subsidiaries)].

     4. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested Performance Shares awarded by this Agreement will thereupon be forfeited at no cost to the Company.

     5. Payment after Vesting. Any Performance Shares that vest in accordance with paragraph 3 will be paid to the Employee (or in the event of the Employee's death, to his or her estate) solely in Shares; provided that to the extent determined appropriate by the Administrator, in its sole discretion, the minimum statutorily required federal, state and local withholding taxes with respect to such Performance Shares will be paid by reducing the number of vested Performance Shares actually paid to the Employee.

     6. Payments after Death. Any distribution or delivery to be made to the Employee under this Agreement will, if the Employee is then deceased, be made to the administrator or executor of the Employee's estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

     7. Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or Employee's broker.

     8. No Effect on Employment. The Employee's employment with the Company and its Subsidiaries is on an at-will basis only. Accordingly, the terms of the Employee's employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Employee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause or notice.

     9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 4991 Corporate Drive, Huntsville, AL 35805, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

     10. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

     11. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

     12. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Employee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

     13. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

     14. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Performance Shares have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Employee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.